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Exhibit 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into Mid-State Bancshares' previously filed Registration Statement File No. 333-38584 on Form S-8.

/s/  ARTHUR ANDERSEN LLP

Orange County, California
March 21, 2002

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  Exhibit 23.1
CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS